                                                                 EXHIBIT 10.12

                      FORM OF SENIOR MANAGEMENT AGREEMENT
                      -----------------------------------

          THIS AGREEMENT is made as of April 23, 1997, between AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), and [NAME APPEARS HERE] ("Executive").

          The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase, and the Company will sell, 700,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and, if Executive so elects pursuant to the terms of this Agreement, up to 50,000 shares of the Company's Class A Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred"). All such shares of Convertible Preferred and Common Stock and all shares of Convertible Preferred and Common Stock hereafter acquired by Executive are referred to herein as "Executive Stock." Certain definitions are set forth in Section 10 of this Agreement.

          The execution and delivery of this Agreement by the Company and Executive is a condition to the purchase of shares of Convertible Preferred by each of Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR V"), MG Capital Partners II, L.P. ("MG"), Gator Associates, Ltd. ("Gator"), and Tara Ventures, Ltd. ("Tara" and, collectively with Gator, the "Miller Group") pursuant to a purchase agreement between the Company, GTCR V, MG, and the Miller Group dated as of the date hereof (as amended from time to time, the "Purchase Agreement"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by the Investors and the Other Executives.

          The parties hereto agree as follows:

              PROVISIONS RELATING TO EXECUTIVE STOCK

          1.  Purchase and Sale of Executive Stock.
              ------------------------------------

          (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 700,000 shares of Common Stock at a price of $0.01 per share. The Company will deliver to Executive the certificates representing such Executive Stock, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $7,000.

          (b) During the period from the date of this Agreement through and including the six-month anniversary of the date of this Agreement (or such later date approved in writing by the Board), Executive may, upon not less than three business days notice to the Board, purchase, and the Company will sell, up to 50,000 shares (or such other numbers as contemplated by Section 19 of the Shareholders Agreement) of convertible Preferred at a price of $3.00 per share. The Company will deliver to Executive the certificates representing such shares of Convertible Preferred purchased by Executive, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount equal to the number of shares of Convertible Preferred being purchased multiplied by $3.00.

          (c) Within 30 days after Executive purchases Common Stock pursuant to
Section 1(a) from the Company, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex A attached hereto.

          (d) In connection with the purchase and sale of the Executive Stock hereunder, Executive represents and warrants to the Company that:

               (i) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an "accredited investor" and a sophisticated investor for purposes of applicable foreign and U.S. federal and state securities laws and regulations and is able to evaluate the risks and benefits of the investment in the Executive Stock.

               (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

               (v) This Agreement and each of the other agreements contemplated hereby and by the Purchase Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms and Executive's employment by the Company, and the execution, delivery and performance of this Agreement and such other agreements by Executive does not and, to the knowledge of Executive, will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party (including, but not limited to, any agreement referred to in clause
          (vi) below) or any judgment, order or decree to which Executive is subject and Executive further represents and warrants that Executive believes that Executive is not now in breach of any such agreement, contract or instrument to which Executive is a party.

               (vi) Except for agreements which are the subject of the litigation with KPMG Peat Marwick as disclosed on Schedule 5G to the
                                                            -----------
          Purchase Agreement, Executive is not a party to or bound by any other employment agreement, noncompete agreement or confidentiality agreement.

               (vii)  Executive is a resident of the State of Florida.

          (e) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that
(i) neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate Executive's employment as contemplated by this Agreement at any time for any reason and (ii) he will take (or omit to take) all such actions as are necessary so that the representation and warranty made by Executive and contained in
Section 1(d)(v) remain true and correct at all times as if such representation and warranty were remade by Executive on each date following the date of this Agreement.

          2.   Vesting of Certain Executive Stock.
               ----------------------------------

          (a) Except as otherwise provided in Section 2(b) below, 400,000 shares of Common Stock purchased under Section 1(a) (the "Time Vesting Common Stock") will become vested in accordance with the following schedule, if as of each such date Executive is still employed by the Company or any of its
Subsidiaries:

                                              Cumulative Percentage of
                   Date                       Time Vesting Common Stock to be Vested
                   ----                       --------------------------------------
     2nd Anniversary of the date of this                         50%
     Agreement
     3rd Anniversary of the date of this                         75%
     Agreement
     4th Anniversary of the date of this                        100%
     Agreement

All shares of Convertible Preferred purchased hereunder will vest immediately upon such purchase, and all of the shares of Common Stock acquired upon conversion of Convertible Preferred shall vest immediately upon receipt. Restricted Shares shall vest as set forth in the Restricted Securities Agreement.

          (b) If (but only if) Executive's employment is terminated by the Company without Cause, the aggregate number of shares of Time Vesting Common Stock that shall be deemed vested shall equal (i) the number of shares which have vested pursuant to Section 2(a) as of the date of such termination, which shall in no event be less than 200,000, plus (ii) 50% of the excess of (x) 400,000 over (y) the number of shares included in clause (i) above. Immediately prior to the occurrence of a Sale of the Company, if as of such time Executive is still employed by the Company or any of its Subsidiaries, all shares of Time Vesting Common Stock which have not yet become vested shall become vested at the time of such event.

          (c) Shares of Non-Restricted Executive Stock which have become vested pursuant to subsections (a) or (b) above are referred to herein as "Vested Shares," and all other shares of Non-Restricted Executive Stock are referred to herein as "Unvested Shares." In addition, Restricted Shares which have become vested pursuant to the Restricted Securities Agreement are referred to herein as "Vested Restricted Shares."

          3.   Repurchase Option.
               -----------------

          (a) In the event that Executive ceases to be employed by any of the Company and its Subsidiaries for any reason (the "Termination"), the Non-Restricted Executive Stock (whether held by Executive or one or more of Executive's transferees) and the Vested Restricted Shares will be subject to repurchase by the Company, the Investors and the Other Executives pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"). Any shares subject to repurchase pursuant to the Repurchase Option under this Agreement are referred to herein as "Subject Shares."

          (b) In the event of Termination, (i) the purchase price for each Unvested Share of Common Stock will be Executive's Original Cost for such share,
(ii) the purchase price for each Vested Share of Common Stock and for each Vested Restricted Share will be the Fair Market Value for such share and (iii) the purchase price for each share of Convertible Preferred will be the Liquidation Value of such share (as defined in the Company's Articles of Incorporation).

          (c) The Board may elect to purchase all or any portion of any class of the Subject Shares (including all or any portion of the Unvested Shares and Vested Shares of such class) by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 90 days after the Termination. The Repurchase Notice will set forth the number of Subject Shares (including Unvested Shares and Vested Shares) of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the proposed time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of any class then held by Executive is less than the total number of shares of such class which the Company elects and is entitled to purchase pursuant to the Repurchase Option, the Company shall purchase the remaining shares of such class elected to be purchased from the other holder(s), pro rata according to the number of shares of such class held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares and Vested Shares of each class to be repurchased hereunder will be allocated among Executive and the other holders of Non-Restricted Executive Stock (if any) pro rata according to the number of shares of Non-Restricted Executive Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Subject Shares pursuant to the Repurchase Option, each of the Investors and the Other Executives shall be entitled to exercise the Repurchase Option for the Subject Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 120 days after the Termination, the Company shall give written notice (the "Option Notice") to the Investors and the Other Executives setting forth the number of Available Shares and the purchase price for the Available Shares. Each Investor and each Other Executive may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the one-month period set forth above, the Company shall notify each holder of Subject Shares as to the number of shares being purchased from such holder by the Investors and the Other Executives (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to such holder(s), the Company shall also deliver written notice to the Investors and the Other Executives setting forth the number of shares each such Person is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. If the Investors and Other Executives elect to purchase an aggregate number of any class or type (i.e., vested or unvested) of Subject Shares greater than the number of such class or type of Subject Shares which such Persons are entitled to purchase pursuant to the Repurchase Option, such class or type shall be allocated among the Investors and Other Executives pro rata based upon the number of shares of Underlying Common Stock owned by each such Person (but in no event shall the pro rata share of any such Person result in such Person acquiring a number of Subject Shares of any class or type in excess of the number of such class or type requested to be purchased by such Person). If the number of shares of any class then held by Executive is less than the total number of shares of such class which the Investors and the Other Executives have elected and are entitled to purchase pursuant to the Repurchase Option, such Persons shall purchase the remaining shares elected to be purchased from the other holder(s) of Non-Restricted Executive Stock under this Agreement, pro rata according to the number of shares of Non-Restricted Executive Stock of such class held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (e) The closing of the purchase of Subject Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the last such notice. The Company will pay for the Subject Shares to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company; upon full repayment of such bona fide debts, the Company will make payment by, subject to Subsection
(f) below, a check or wire transfer of funds. Each Investor and Other Executive will pay for Subject Shares to be purchased pursuant to the Repurchase Option by check or wire transfer of funds. Each purchaser of Subject Shares pursuant to the Repurchase Option will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Subject Shares by the Company shall be subject to applicable restrictions contained in the Florida Business Corporation Act and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Subject Shares hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

          4.  Restrictions on Transfer of Executive Stock.
              -------------------------------------------

          (a) Retention of Non-Restricted Executive Stock.  Until the fourth
              -------------------------------------------
anniversary of the date of this Agreement, Executive shall not sell, transfer, assign, pledge or otherwise dispose of any interest in any shares of Executive Stock, except for Exempt Transfers (as defined in Section 4(b) below).

          (b) Transfer of Executive Stock.  Subject to Section 4(a) above,
              ---------------------------
Executive shall not Transfer any interest in any shares of Executive Stock, except pursuant to (i) the provisions of Section 3 hereof, a Public Sale, a Sale of the Company or the provisions of the Restricted Securities Agreement ("Exempt Transfers") or (ii) the provisions of this Section 4; provided that in no event shall any Transfer of Executive Stock pursuant to this clause (ii) be made for any consideration other than cash payable upon consummation of such Transfer; and provided further that Unvested Shares may only be Transferred pursuant to the provisions of Section 3 hereof; and provided further that Restricted Shares that remain unvested under the Restricted Securities Agreement may only be Transferred pursuant to the Restricted Securities Agreement. Executive will not consummate any Transfer permitted by clause (ii) of the preceding sentence until 60 days after the Sale Notice has been given to the Company, the Investors and the Other Executives, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 60-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date".)

          (c) First Refusal Rights.  The Company may elect to purchase all (but
              --------------------
not less than all) of the shares of Executive Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to Executive, the Investors and Other Executives within 20 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Executive Stock to be transferred, each Investor and each Other Executive may elect to purchase all or any portion of the Executive Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to Executive within 40 days after the Sale Notice has been given to the Investors and each Other Executive. If the Investors and the Other Executives elect to purchase an aggregate number of any class of Executive Stock greater than the number of such class of Executive Stock specified in the Sale Notice, such number of shares of Executive Stock shall be allocated among the Investors pro rata based upon the number of shares of Underlying Common Stock owned by each such Investor and Other Executive (but in no event shall the pro rata share of any Investor or Other Executive result in such Investor or Other Executive acquiring a number of any class of Executive Stock in excess of the number of such class of Executive Stock requested by such Investor or Other Executive). If neither the Company nor, in the aggregate, the Investors and the Other Executives elect to purchase all of the shares of Executive Stock specified in the Sale Notice, Executive may transfer the shares of Executive Stock specified in the Sale Notice, subject to the provisions of Section 4(d) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any shares of Executive Stock not transferred within such 60-day period will be subject to the provisions of this Section 4(c) upon subsequent transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive to the Company with the balance, if any, subject to Section 3(f) (except "Subject Shares" shall be deemed to refer to "Executive Shares") by check or wire transfer of funds.

          (d)  Participation Rights.  If neither the Company nor, in the
               --------------------
aggregate, the Investors and Other Executives have elected to purchase all of the Executive Stock specified in the Sale Notice pursuant to Section 4(c) above, each Investor and Other Executive may eject to participate in the contemplated Transfer by delivering written notice to Executive and the Company within 50 days after receipt by such Investor or Other Executive of the Sale Notice. If any Investor or Other Executive has elected to participate in such sale, Executive and such Investor or Other Executive will be entitled to sell in the contemplated sale, at the same price and on the same terms, a number of shares of the Company's Common Stock equal to the product of (i) the quotient determined by dividing the percentage of the Company's Underlying Common Stock held by such Person, by the aggregate percentage of the Company's Underlying Common Stock owned by Executive (including both Vested and Unvested Shares) and the Investors and the Other Executives participating in such sale and (ii) the number of shares of Common Stock to be sold in the contemplated sale. Any purchaser in a sale subject to this Section 4(d) will be required to purchase from each Investor and Other Executive electing to participate, at such Person's election, a portion of the Convertible Preferred held by such Person equal to the greater of the percentage of (x) such Person's Common Stock being sold in such transaction and (y) Executive's Convertible Preferred being sold in such transaction.

          For example, if:
                       --

               (i) the Sale Notice contemplated a sale of 100 shares of Common Stock;

               (ii) Executive was at such time the owner of 200 shares of Underlying Common Stock (which was equal to 20% of the total Underlying Common Stock); and

               (iii) one Investor elected to participate and that Investor owned 600 shares of Underlying Common Stock (which was equal to 60% of the total Underlying Common Stock) and 250 shares of Convertible Preferred;

          then
          ----

               (A) Executive would be entitled to sell 25 shares of Common Stock (20%/80% x 100 shares); and

               (B) that Investor would be entitled to sell 75 shares of Common Stock (60%/80% x 100 shares) and 31.25 shares of Convertible Preferred (the same percentage of that Investor's Convertible Preferred as the percentage of that Investor's Common Stock being sold, i.e., 12.5%).

Executive will use his best efforts to obtain the agreement of the prospective transferee(s) to the participation of each Investor and Other Executive desiring to participate in the contemplated Transfer and will not transfer any Executive Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of such Investor and Other Executive.

          (e) Certain Permitted Transfers.  The restrictions contained in this
              ---------------------------
Section 4 will not apply with respect to (i) transfers of shares of Executive Stock pursuant to applicable laws of descent and distribution or (ii) transfer of shares of Executive Stock among Executive's Family Group; provided that such restrictions will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock have agreed in writing to be bound by the provisions of this Agreement. In addition, following the completion of an underwritten Public Offering, Executive, in his sole discretion, may pledge any of his Executive Stock (other than Unvested Shares or Restricted Shares that have not vested under the Restricted Securities Agreement) as collateral for a loan so long as the pledgee of such stock and the Executive enter in a pledge agreement in form and substance reasonably satisfactory to the Board, pursuant to which pledgee, among other things, agrees that pledgee may only sell such Executive Stock in a Public Sale.

          (f) No Transfers of Restricted Shares.  Notwithstanding anything
              ---------------------------------
contained herein to the contrary (including, without limitation, the other provisions of this Section 4), Executive may not transfer, assign, pledge or otherwise dispose of any interest in any Unvested Shares (except pursuant to Section 3 hereof) or any Restricted Shares that remain unvested under the Restricted Securities Agreement (except pursuant to the Restricted Securities Agreement).

          (g) Termination of Restrictions.  The restrictions on the Transfer of
              ---------------------------
shares of Executive Stock set forth in this Section 4 will continue with respect to each such share of Executive Stock until the date on which such Executive Stock has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(e)); provided that in any event such restrictions will terminate on a Sale of the Company.

          5.  Additional Restrictions on Transfer of Executive Stock.
              ------------------------------------------------------

          (a) Legend. The certificates representing the Executive Stock will
              ------
bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF APRIL 23, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"); AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF APRIL 23, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b)    Opinion of Counsel.  No holder of Executive Stock may sell,
                 ------------------
transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

          6.     Limited Preemptive Rights.
                 -------------------------

          (i) Except for the issuance of Common Stock (a) to the Other Executives pursuant to the Senior Management Agreements, (b) in connection with acquisitions exempted herefrom by the Company's board of directors, (c) to employees pursuant to stock option plans, stock ownership plans and other employment arrangements approved by the Board or (d) pursuant to a public offering registered under the Securities Act, if the Company at any time after the Closing authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Executive Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Underlying Common Stock held by such holder by (2) the total number of shares of Underlying Common Stock immediately prior to such issuance. Each holder of Executive Stock so exercising shall also purchase the same percentage of any other class of Company securities (whether debt or equity) being sold with the Common Stock. Each holder of Executive Stock shall be entitled to purchase all or any portion of such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons.

          (ii) In order to exercise its purchase rights hereunder, a holder of Executive Stock must within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Executive Stock are not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within 15 days after receipt of such reoffer.

          (iii) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Executive Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Executive Stock pursuant to the terms of this paragraph.

          (iv) Nothing contained in this Section 6 shall be deemed to amend, modify or limit in any way the restrictions on the issuance of shares of Common Stock set forth in the Purchase Agreement, in the Shareholders Agreement or in any other agreement to which the Company is bound.

                       PROVISIONS RELATING TO EMPLOYMENT

          7.     Employment.  The Company agrees to employ Executive and
                 ----------
Executive accepts such employment for the period beginning as of the date hereof and ending upon the earlier of three years from the date hereof (or such later date as agreed by Executive and the Company) and termination pursuant to Section 7(b) hereof (the "Employment Period").

          (a) Salary, Bonus and Benefits.  During the Employment Period, the
              --------------------------
Company will pay Executive a base salary (the "Annual Base Salary") as the Board may designate from time to time, at the rate of not less than $500,000 per annum. Executive will also be eligible to earn a bonus pursuant to a bonus plan adopted by the Board for each fiscal year. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. In addition, during the Employment Period, Executive will be entitled to such other benefits approved by the Board and made available to the Company's senior management.

          (b) Termination.  The Employment Period will continue until
              -----------
Executive's resignation, disability (as determined by the Board in its good faith judgment) or death or until the Board determines in its good faith judgment that termination of Executive's employment is in the best interests of the Company. If Executive's employment is terminated by the Company without Cause, during the one-year period commencing on the date of termination (the "Initial Period"), the Company shall pay Executive an aggregate amount equal to Executive's Annual Base Salary, payable in equal installments on the Company's regular salary payment dates (the "Severance Payments"). In addition, the Company shall have the option, by delivering written notice to Executive within 90 days after the date of termination, to extend the severance period up to the second anniversary of the date of termination (the "Extended Period"). During the Extended Period, the Company will continue to make Severance Payments at same annual rate to Executive. Notwithstanding the foregoing and without in any way modifying the provisions of Section 9 hereof, from and after the first date that Executive becomes employed with another Person, the Company, at its option, may eliminate or otherwise reduce the amount of Severance Payments otherwise required to be made pursuant to this Section 7(b).

          8.  Confidential Information.
              ------------------------

          (a) Executive acknowledges that the information, observations and date obtained by him concerning the business and affairs of the Company and its affiliates and its and their predecessors during the course of his performance of services for, or employment with, any of the foregoing persons (whether or not compensated for such services) are the property of the Company and its affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during such period, and any Initial Period or Extended Period. Therefore, Executive agrees that he will not at any time (whether during or after the Employment Period) disclose to any unauthorized person or, directly or indirectly, use for his own account, any of such information, observations or data without the Board's consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of Executive's acts or omissions to act or the acts or omissions to act of other senior or junior management employees of the Company or any of its Subsidiaries. Executive agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request in writing (whether during or after the Employment Period), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Company and its affiliates and its and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          (b) Inventions and Patents.  Executive acknowledges that all
              ----------------------
inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information(whether or not patentable) that relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and that are conceived, developed, made or reduced to practice by Executive while employed by the Company and its Subsidiaries or any of its and their predecessors ("Work Product") belong to the Company or such Subsidiary and Executive hereby assigns, and agrees to assign, all of the above to the Company or such Subsidiary. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company or such Subsidiary shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Executive hereby assigns and agrees to assign to Company or such Subsidiary all right, title and interest, including without limitation, copyright in and to such copyrightable work. Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the Company's or its Subsidiary's ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

          9.   Noncompetition and Nonsolicitation.
               ----------------------------------

          (a)  Noncompetition.  Executive acknowledges that in the course of his
               --------------
employment with predecessors of the Company and its affiliates, he has become familiar with, and during the course of his employment with the Company and its Subsidiaries he will become familiar with, the Company's and its affiliates' trade secrets and with other confidential information concerning the Company and its affiliates and that Executive's services will be of special, unique and extraordinary value to the Company and its Subsidiaries and that the Company's ability to accomplish its purposes and to successfully pursue its business plan and compete in the marketplace depend substantially on the skills and expertise of Executive. Therefore, and in further consideration of the compensation being paid to Executive hereunder, and the Vesting Common Stock being issued to Executive hereunder, Executive agrees that, during the Employment Period and any Initial Period or Extended Period, so long as Severance Payments are being made unless Severance Payments are not required to be made pursuant to the last sentence of Section 7(b) (the "Noncompete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company, its Subsidiaries, or any business in which the Company or its Subsidiaries has commenced negotiations or has requested and received information relating to the acquisition of such business within eighteen months prior to the termination of the Executive's employment with the Company, in any country where the Company, its Subsidiaries, or other aforementioned business conducts business.

          (b)  Nonsolicitation.  During the two years following Termination,
               ---------------
Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way willfully interfere with the relationship between the Company or any Subsidiary and any employee thereof,
(ii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary or (iii) initiate or engage in any discussions regarding an acquisition of, or Executive's employment (whether as an employee, an independent contractor or otherwise) by, any businesses in which the Company or any of its Subsidiaries has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or its Subsidiaries upon or within the 18 month period prior to the termination of the Executive's employment with the Company.

          (c)  Enforcement.  If, at the time of enforcement of Section 8 or 9 of
               -----------
this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

                               GENERAL PROVISIONS

          10.  Definitions.
               -----------

          "Affiliate" of any Investor means any direct or indirect general or
           ---------
limited partner of such Investor, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, with respect to GTCR V, Golder, Thoma, Cressey, Rauner, Inc. and its owners and employees.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the Board, and such failure is not cured within 30 days after Executive receives notice thereof from the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any breach of Section 8 or 9 of this Agreement.

          "Executive's Family Group" means Executive's spouse and descendants
           ------------------------
(whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any retirement plan for the Executive.

          "Executive Stock" will continue to be Executive Stock in the hands of
           ---------------
any holder other than Executive (except for the Company, an Investor, an Other Executive and transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

          "Fair Market Value" of each share of Executive Stock means the average
           -----------------
of the closing prices of the sales of the Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices listed in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-countermarket, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board.
If the Executive reasonably disagrees with such determination, the Board and the Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice or the Supplemental Repurchase Notice, Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Executive, which appraiser shall submit to the Board and the Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the Executive unless the appraiser's valuation is not less than 10% greater then the amount determined by the Board, in which case, the costs of the appraiser shall be borne by the Company. The determination of such appraiser shall be final and binding upon all parties. If the Repurchase Option is exercised within 90 days after a Termination, then Fair Market Value shall be determined as of the date of such Termination; thereafter, Fair Market Value shall be determined as of the date the Repurchase Option is exercised.

          "Investors" means GTCR V, MG, the Miller Group and each of their
           ---------
successors, and to the extent permitted to be a subsequent holder of Convertible Preferred pursuant to the Purchase Agreement, assigns.

          "Original Cost" means with respect to each share of Common Stock
           -------------
purchased hereunder, $0.01 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Other Executives" means each person who is subject to a Senior
           ----------------
Management Agreement substantially similar to this Agreement so long as such person is employed by the Company.

          "Non-Restricted Executive Stock" means Executive Stock other than
           ------------------------------
Restricted Shares.

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization end a governmental entity or any department, agency or political subdivision thereof.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the board of directors of the Company.

          "Restricted Securities Agreement" means the Restricted Securities
           -------------------------------
Agreement dated as of the date hereof between the Executive and the Investors, as amended from time to time.

          "Restricted Shares" means 300,000 shares of Common Stock purchased
           -----------------
under Section 1(a) hereof, which shares are subject to the Restricted Securities Agreement.

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) other than an Investor and its Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that the term "Sale of the Company" shall not include any sale of equity or debt securities by the Company in a private or public offering to other investors selected by GTCR V.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Shareholders Agreement" means the Shareholders Agreement dated as of
           ----------------------
the date hereof among the Executive, the Other Executives, the Investors, certain other individuals, and the Company, as amended from time to time.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          "Underlying Common Stock" means, at any time, the sum of (i) the
           -----------------------
number of shares of Common Stock of the Company outstanding as of such time plus
(ii) the number of shares of Common Stock of the Company issuable upon the exercise or conversion of the Convertible Preferred (as defined in the Purchase Agreement) at such time.

          11.  Notices.
               -------

          All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Investor and to each Executive at the addresses indicated on the Schedule of Holders attached to the Shareholders Agreement and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          12.  General Provisions.
               ------------------

          (a)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

          (b)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c) Complete Agreement.  This Agreement, those documents expressly
              ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Executive hereby releases the Company and its affiliates and its and their predecessors from any obligation or liability the Company or any of its affiliates or its or their predecessors owes or owed to Executive or any of his affiliates and related persons prior to the date hereof.

          (d) Counterparts. This Agreement may be executed in separate
              ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors, the Other Executives and their respective successors and permitted assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

          (f) Choice of Law.  The corporate law of the State of Florida will
              -------------
govern all questions concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will-be governed by and construed in accordance with the internal laws of the State of Florida (in the case of Sections 7, 8 and 9 hereof) and Illinois (in all other cases), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois, the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida (in the case of Sections 7, 8 and 9 hereof) or the State of Illinois (or the State of Florida, in all other cases).

          (g) Remedies.  Each of the parties to this Agreement (including the
              --------
Investors and the Other Executives) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of any of the provisions of this Agreement.

          (h) Amendment and Waiver.  The provisions of this Agreement may be
              --------------------
amended and waived only with the prior written consent of at least 70% of the Company's board of directors and the Executive.

          (i) Business Days.  If any time period for giving notice or taking
              -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) Indemnification and Reimbursement of Payments on Behalf of
              ----------------------------------------------------------
Executive.  The Company and its Subsidiaries shall be entitled to deduct or
---------
withhold from any amounts owing from the Company or any of its Subsidiaries to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Executive's compensation or other payments from the Company or any of its Subsidiaries or the Executive's ownership interest in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Executive shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

          (k) Termination.  This Agreement (except for the provisions of Section
              -----------
7(a)) shall survive the termination of Executive's employment with the Company and shall remain in full force and effect after such termination.

          (l) Adjustments of Numbers.  All numbers set forth herein which refer
              ----------------------
to share prices or numbers or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

          (m) Other Senior Management Agreements.  By signing this Agreement,
              ----------------------------------
Executive agrees to and accepts the provisions of the Senior Management Agreement with each Other Executive.

          (n) Netsol.  As soon as reasonably practical but in any event within
              ------
30 days from the date hereof, Executive will use his best efforts to take such actions as are necessary to permit GTCR V to acquire good and marketable title to, free and clear of all liens, claims and other restrictions, 2206 shares of Netsol International, Inc., a Florida corporation ( "Netsol") common stock from existing Netsol shareholders at a price of no greater than $300.00 per share.
To the extent that, despite Executive's best efforts, GTCR V is unable to purchase all of the shares of Netsol common stock specified above within 30 days from the date hereof, Executive shall cause Netsol to immediately issue to GTCR V, at a price of no greater than $300.00 per share, good and marketable title to, free and clear of all liens, claims and other restrictions, such number of shares of Netsol common stock as are necessary to cause GTCR V's fully-diluted ownership interest in Netsol, on the one hand, as compared to that of Executive and the Other Executives, on the other hand, immediately after such issuance by Netsol, to be the same relative ownership interest in Netsol had GTCR V purchased the full number of shares from the existing Netsol shareholders as specified above. Executive will take such actions as are necessary to cause GTCR V to receive standard and customary representations and warranties at the time of GTCRV's investment in Netsol, including, without limitation, representations and warranties of the type contained in the Purchase Agreement and such other representations and warranties regarding the capitalization and financial and asset condition of Netsol as GTCR V reasonably requests. Without limiting the foregoing, Executive represents and warrants that (i) as of, and after giving effect to, the closing of the transactions contemplated by this clause (n), neither Netsol nor any of its subsidiaries shall have incurred, assumed or become liable for any indebtedness for borrowed money or other similar indebtedness and (ii) the holder of each share of capital stock, and of each option or right or security exercisable or convertible into capital stock, of Netsol and the number of shares of such capital stock, and the number of shares of such capital stock that such option, right or security is exercisable or convertible into, that are held by such holder immediately prior to, and after, the closing of the transactions contemplated by this clause (n) is set forth on Annex B attached hereto.

                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              ANSWERTHINK CONSULTING GROUP, INC.

                                   By: /s/ Ted A. Fernandez
                                      ------------------------------

                                   Its: CEO
                                       -----------------------------

                                   [SIGNATURE APPEARS HERE]
                                   ----------------------------
                                   [NAME APPEARS HERE]

Agreed and Accepted:

GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

By:   GTCR V, L.P.
Its:  General Partner

By:   Golder, Thoma, Cressey, Rauner, Inc.
Its:  General Partner

By:   /s/ Bruce Rauner
      -----------------------------
Its:  Principal


GATOR ASSOCIATES, LTD.


By:   /s/ Edmund R. Miller
      -----------------------------
Its:
      -----------------------------

TARA VENTURES, LTD.


By:   /s/ Edmund R. Miller
      -----------------------------
Its:
      -----------------------------

MG CAPITAL PARTNERS II, L.P.

By:   MG Capital Corp.
      -----------------------------
Its:  General Partner
      -----------------------------
By:   [SIGNATURE APPEARS HERE]
      -----------------------------
Its:  Managing Director
      -----------------------------

                      AnswerThink Consulting Group, Inc.
                           Schedule to Exhibit 10.12

Executives Party to Senior Management Agreement:
-----------------------------------------------

Ted A. Fernandez
Allan R. Frank
Ulysses S. Knotts, III